UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2015

Date of Report (Date of earliest event reported)

IMPERIAL PLANTATION CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-183797	68-0682040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 W. Rio Salado Parkway Suite 215 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(480) 339-0181

Registrant’s telephone number, including area code

PROVEST GLOBAL, INC.
(Address of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 10, 2015, ProVest Global, Inc. (the “Company”) filed Articles of Merger with the Nevada Secretary of State whereby it entered into a statutory merger with its wholly-owned subsidiary, Imperial Plantation Corporation, pursuant to Nevada Revised Statutes 92A.200 et. seq. The effect of such merger is that the Company was the surviving entity and changed its name to “Imperial Plantation Corporation”.

On April 15, 2015, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting that the aforementioned name change be effected in the market. The Company also requested that its ticker symbol be changed to “IMPC”. On May 4, 2015, FINRA granted approval for the name change and the ticker symbol change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL PLANTATION CORPORATION

DATED: May 11, 2015

By:/s/ Robbie Chua

Name: Robbie Chua

Title: CEO

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